CenterPoint Energy

CREATING AN INTELL!GENT FUTURE, TODAY

The Benefits of a Diversified Electric & Natural Gas Portfolio NYSE: CNP CenterPointEnergy.com Full Year 2013 Earnings Supplemental Materials February 26, 2014 Exhibit 99.1

February 26, 2014

Year End 2013 Supplemental Materials
Cautionary Statement Regarding
Forward-Looking Information
We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, and other factors described in
CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2013, under “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Certain
Factors Affecting Future Earnings”, and in other filings with the SEC by CenterPoint Energy.
You should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements except as required by law.
This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  Actual results may differ materially from those expressed or implied by these statements.  You can generally identify our forward-looking statements by the words
“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,”  “intend,”  “may,”
“objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.

February 26, 2014

Year End 2013 Supplemental Materials
•
Scott M. Prochazka named President and CEO
•
Total shareholder return of 24.7% compared to S&P 500 Utility Index of 13.2%
•
Strong financial and operational performances from our utility businesses
Sustained strong economic activity with the addition of approximately 45,000 customers and continued 3
rd
party interest in access to our transmission rights-of-way for our electric utility
Rate changes and cost management efforts led to one of the strongest overall performances for our natural gas utilities
Invested nearly $1.2 billion in our utility operations, up 22 percent from 2012, to address increasing demands associated with system safety, reliability, growth and ongoing maintenance
•
Formed Enable Midstream Partners with contribution of Interstate Pipelines and Field
Services businesses
On-going ownership interest in Enable Midstream is expected to provide attractive investment returns and cash flows
•
Consolidated external debt reduction of approximately $1 billion resulting in savings of approximately $71 million of annualized interest expense, excluding securitization bonds
•
Increased dividend 14.5% in January 2014, resulting  in 9 consecutive years of dividend growth
2013 Year Highlights

$1,100
1,000
900
800
700
600
500
400
300
200
100
0
$1,038
$147
$421
$470
$1,010
$133
$145
$732
2012
2013

$200
175
150
125
100
75
50
25
0
$31
$5
$26
$188
$173
$15
2012
2013

2013 Financial Results
Midstream Operating Income moved to Equity Income on May 1, 2013
2012
CEHE, Gas Operations, CES and Other Op Income
Field Services, Interstate Pipelines Op Income
($, millions)
Transition & Restoration Bond Company Op Income
Includes $252
CES Goodwill
Impairment
As reported, 12 months ended December 31
Waskom Gas Processing Company
South East Supply Header, LLC
Enable Midstream Partners, LLC
Operating Income
Equity Income
•
For the full year 2012, CenterPoint Energy held a
50% interest in the Southeast Supply Header, LLC
(SESH)
•
On July 31, 2012 CenterPoint Energy Field Services
acquired the remaining 50% interest in Waskom Gas
Processing; earnings were reported as operating
income effective August 1, 2012
•
On May 1, 2013, CenterPoint Energy formed Enable
Midstream Partners, which includes  CenterPoint
Energy’s former Interstate Pipelines and Field
Services segments and a 24.95% interest in SESH
•
Effective May 1, 2013 midstream operations are
reported as Equity Income as part of CenterPoint
Energy’s midstream investment segment
•
For the four months ended April 30, 2013,
CenterPoint Energy maintained 50% ownership
interest in SESH and its results are reported as
Equity Income
•
For the eight months May 1 to December 31, 2013,
CenterPoint Energy retained 25.05% ownership
interest in SESH and its results are reported as
Equity Income
$
February 26, 2014

Year End 2013 Supplemental Materials

$ 550
500
450
400
350
300
250
200
150
100
50
0
$492
$26
$9
$2
$(13)
$(3)
$(18)
$(10)
$(11)
$474

February 26, 2014

Year End 2013 Supplemental Materials
Electric Transmission & Distribution Utility
2013 Operating Income Drivers
43%
($, millions)
Higher
transmission
related
revenues, net
of costs billed
by other
transmission
providers
Growth
Higher
right-of-way
revenue
Lower usage
primarily due
to weather,
net of winter
weather
hedge
Lower
True-up
related
equity return
Higher O&M,
including
employee,
contractor
and
insurance
related
expenses
Higher
Depreciation
Higher Taxes,
mostly
property
* Excludes operating income from transition and system restoration bonds of $147 million in 2012 and $133 million in 2013
2013 2012
$

$
850
800
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
$759
$89
$19
$231
$420
$781
$96
$11
$257
$417
$833
$76
$32
$367
$358
$718
$74
$36
$298
$310
$655
$86
$48
$213
$308
$666
$99
$29
$230
$308
2013A
2014E
2015E
2016E
2017E
2018E
Public & System Improvements
Load Growth
Interconnections
Other

February 26, 2014

Year End 2013 Supplemental Materials
Electric Transmission & Distribution Utility
Capital Expenditures Expectations
($, millions)
2013A 2014E 2015E 2016E 2017E 2018E
Transmission 45% 34% 42% 37% 29% 28%
Distribution 49% 61% 55% 60% 66% 67%

$
30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
$29
$27
$3
$4
$2
Q1
Q2
Q3
Q4
Full Year End
2009
2010
2011
2012
2013

February 26, 2014 7 Year End 2013 Supplemental Materials Electric Transmission & Distribution Utility Rights-of-Way Revenue $ ($, millions)

$ 300
275
250
225
200
175
150
125
100
75
50
25
0
$226
$29
$29
$7
$(6)
$(5)
$(12)
$(5)
$263

February 26, 2014

Year End 2013 Supplemental Materials
Natural Gas Utilities
2013 Operating Income Drivers
($, millions)
Increased
revenues,
due to a
return to
more
normal
weather in
2013 vs.
2012, net
of weather
hedge and
WNA
Higher O&M,
Employee &
Contractor
related
expenses
Higher O&M,
Bad Debt
Higher
Depreciation
Higher
Taxes,
mostly
property
Rate
Increases
2012
2013
Growth
$

525
500
475
450
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
$430
$27
$70
$47
$286
$521
$64
$72
$45
$340
$491
$43
$70
$43
$335
$401
$36
$6
$45
$314
$421
$31
$4
$59
$327
$404
$22
$7
$50
$325
2013A
2014E
2015E
2016E
2017E
2018E
System Maintenance and Improvements
Customer Additions
Automation & Technology
Other

February 26, 2014

Year End 2013 Supplemental Materials
Natural Gas Utilities
Capital Expenditures Expectations
($, millions)
$
Note: Annual mechanisms reduce the recovery lag time versus traditional rate cases.
Capital Recovery Method 2013A 2014E 2015E 2016E 2017E 2018E
Annual Mechanisms 48% 45% 50% 32% 51% 53%
Rate Cases 52% 55% 50% 68% 49% 47%

CenterPoint Energy Services
2013 Operating Income Drivers
($, millions)
*  Excludes 2012’s $252 Goodwill Impairment Charge
2013 2012
Mark-to-Market Accounting $(2) $(16)
Goodwill Impairment Charge
$0 $252
2012
$
Higher base
margin
2012
divestiture
of non-
strategic
business
Positive
impact of
mark-to-
market
accounting
Lower O&M
2013
2013 exit
non-strategic
assets

February 26, 2014
Year End 2013 Supplemental Materials

February 26, 2014
Year End 2013 Supplemental Materials
Debt and Capitalization Ratio
Excluding transition and system restoration bonds
*  The transition and system restoration bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric and are serviced through collections of separate charges which are held in trust.
** The debt component reflected on the financial statements was $138 million as of December 31, 2012, and $143 million as of December 31, 2013.  The principal amount on which 2% interest is paid was $840 million as of December 31, 2012, and $828 million as of December 31, 2013.  The contingent principal amount was $784 million as of December 31, 2012, and $763 million as of December 31, 2013.
($, millions)

December 31, December 31,
2013 2012
Short-term Debt:
Short-term borrowings 43 $         38 $
Current portion of transition and system restoration bonds* 354 447
Indexed debt (ZENS)** 143 138
Current portion of other long-term debt - 815
Long-term Debt:
Transition and system restoration bonds* 3,046 3,400
Other 4,771 4,957
Total Debt 8,357 $    9,795 $
Less:  Transition and system restoration bonds (including current portion)* 3,400 3,847
Total Debt, excluding transition and system restoration bonds 4,957 $    5,948 $
Total Shareholders' Equity 4,329 $    4,301 $
Total Capitalization, excluding transition and system restoration bonds 9,286 $    10,249 $
Total Debt/Total Capitalization, excluding transition and system restoration bonds 53.4% 58.0%

Credit Metrics and Ratings
(1) General mortgage bonds and first mortgage bonds.
(a) Moody's rating outlook is an opinion regarding the likely direction of a  rating over the medium term.
(b) S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.
Total Debt / EBITDA*
FFO / Total Debt*
Rating
Outlook
a
Rating
Outlook
b
Rating
Outlook
c
CenterPoint Energy (Senior Unsecured) Baa1 Stable BBB+ Stable BBB Stable
CEHE (Senior Secured)
(1)
A1 Stable A Stable A Stable
CERC (Senior Unsecured) Baa2 Stable A- Stable BBB Stable
Moody’s S&P Fitch
Credit Ratings
February 26, 2014

Year End 2013 Supplemental Materials
(c) Fitch rating outlook encompasses a one- to two-year horizon as to the likely ratings direction.
* Calculated per the company’s interpretation of S&P’s revised methodology. In 2013, S&P revised their methodology. S&P’s calculations may vary.

February 26, 2014

Year End 2013 Supplemental Materials
Liquidity
Available Liquidity ($MM)
Amount Utilized Amount Unutilized
at 2/14/2014 at 2/14/2014
CenterPoint Energy Revolver 1,200 $     6 $                      1,194 $
CEHE Revolver 300 $        4 $                      296 $
CERC Revolver 600 $        - $                   600 $
Total Facilities
2,100 $     10 $                    2,090 $
104 $
2,194 $
Total Available Liquidity
Bank Facilities Type Size
Temporary Investments
Investments in Money Market Funds

Estimated Amortization for Pre-Tax Equity Earnings
Associated with the Recovery of Certain Qualified Cost and Storm Restoration Costs
the pre-tax equity return recognized by
CenterPoint Energy, Inc. (CenterPoint Energy)
during each of the years 2005 through 2013
related to CenterPoint Energy Houston Electric,
LLC’s (CEHE) recovery of certain qualified costs
or storm restoration costs, as applicable,
pursuant to the past issuance of transition bonds
by CenterPoint Energy Transition Bond
Company II, LLC (Transition BondCo II) and
CenterPoint Energy Transition Bond Company
III, LLC (Transition BondCo III) or CenterPoint
Energy Transition Bond Company IV, LLC
(Transition BondCo IV) or system restoration
bonds by CenterPoint Energy Restoration Bond
Company, LLC (System Restoration BondCo),
as applicable and
the estimated pre-tax equity return currently
expected to be recognized in each of the years
2014 through 2024 related to CEHE’s recovery
of certain qualified costs or storm restoration
costs, as applicable, pursuant to the past
issuance of transition bonds by Transition
BondCo II, Transition BondCo III or Transition
BondCo IV or system restoration bonds by
System Restoration BondCo, as applicable.
The amounts reflected for 2014 through 2024 are based on CenterPoint Energy’s estimates as of December  31, 2013. However, the equity returns to be recognized in future periods with respect to each series of transition or system restoration bonds, as applicable, will be periodically subject to adjustment based on tariff adjustments for any overcollections or undercollections of transition charges or system restoration charges, as applicable. The equity return amounts reflected in the table are reported in the financial statements of CenterPoint
Energy and CenterPoint Energy Houston Electric as revenues from electric transmission and distribution utility.
The return associated with the equity earnings was
predetermined at the time of the recovery
authorization. Thus, it is not a measure of the
business’s operating performance.
As of December 31, 2013
February 26, 2014

Year End 2013 Supplemental Materials
TBC II TBC III TBC IV SRBC Total
2005 213,804 $        - $                - $                  - $                213,804 $
2006 6,644,004 - - - 6,644,004
2007 7,140,194 - - - 7,140,194
2008 6,673,765 4,743,048 - - 11,416,813
2009 7,279,677 6,074,697 - 95,841 13,450,215
2010 9,071,326 5,745,580 - 2,657,384 17,474,290
2011 9,902,590 6,994,650 - 2,840,737 19,737,977
2012 9,717,059 6,837,290 27,873,514 2,473,992 46,901,855
2013 10,383,183 7,251,470 24,082,419 2,235,567 43,952,639
2014 10,181,329 8,086,631 29,318,866 2,651,149 50,237,975
2015 11,664,668 8,347,851 28,800,136 2,689,677 51,502,332
2016 12,552,207 8,915,234 29,613,821 2,823,299 53,904,562
2017 13,492,992 9,551,669 30,264,175 2,972,822 56,281,657
2018 14,500,296 10,257,427 31,182,774 3,143,769 59,084,265
2019 8,232,954 10,607,493 32,235,549 3,339,656 54,415,652
2020 - 922,924 33,302,867 3,534,938 37,760,730
2021 - - 34,551,734 3,733,470 38,285,204
2022 - - 35,917,932 2,262,251 38,180,183
2023 - - 37,343,525 - 37,343,525
2024 - - 30,297,799 - 30,297,799
137,650,048 $ 94,335,964 $ 404,785,110 $ 37,454,553 $ 674,225,675 $
The table provides
1)
2)